UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
Of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[X] Definitive Additional Material

[_] Soliciting Material Pursuant to Sec. 240.14a-12

Delaware Enhanced Global Dividend and Income Fund
Delaware Investments Dividend and Income Fund, Inc.
Delaware Ivy High Income Opportunities Fund
Macquarie Global Infrastructure Total Return Fund Inc.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

________________________________________________________________________

2)           Aggregate number of securities to which transaction applies:

            _______________________________________________________________________

3)          Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

________________________________________________________________________

5) Total fee paid:

________________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identifying the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

________________________________________________________________________

2) Form, Schedule or Registration Statement No.:

________________________________________________________________________

3) Filing Party:

________________________________________________________________________

4) Date Filed:

________________________________________________________________________

Shareholder Name Address 1 Address 2 Address 3

REMINDER NOTICE

November 2, 2022

Re:  Fund Name (“Fund”)

Dear Shareholder:

We have tried unsuccessfully to contact you, whether by mail or phone, regarding obtaining your vote in an upcoming special shareholder meeting. If you call us toll-free at 800 893-5865 between 9:00am and 11:00pm ET, Monday through Friday, or between 10:00am and 6:00pm ET, Saturday, before November 9, 2022, we can quickly and easily register your vote and you should receive no further communications from us on this matter once we have registered your vote.

INVESTOR PROFILE:
Investor ID:	XXXXXXXX	Security ID:	XXXXXXXX
Shares owned:	XXXXXXXXX	Household ID:	XXXXXXXX

The call will only take a few moments of your time and there is no confidential information required.  Please contact us as soon as possible. Thank you for your time and consideration.

Sincerely,

Shawn K. Lytle
President and Chief Executive Officer,

This document relates to your investment in the [Fund Name].

Shareholder Name
Address 1
Address 2
Address 3

REMINDER NOTICE

November 2, 2022

Re:  Macquarie Global Infrastructure Total Return Fund Inc. (“Fund”)

Dear Stockholder:

We have tried unsuccessfully to contact you, whether by mail or phone, regarding obtaining your vote in an upcoming special stockholder meeting. If you call us toll free at 800 893-5865 between 9:00am and 11:00pm ET, Monday through Friday, or between 10:00am and 6:00pm ET, Saturday, before November 9, 2022, we can quickly and easily register your vote and you should receive no further communications from us on this matter once we have registered your vote.

INVESTOR PROFILE:
Investor ID:	XXXXXXXX	Security ID:	XXXXXXXX
Shares owned:	XXXXXXXXX	Household ID:	XXXXXXXX

The call will only take a few moments of your time and there is no confidential information required.  Please contact us as soon as possible. Thank you for your time and consideration.

Sincerely,

John C. Leonard
Chief Executive Officer and President,
Macquarie Global Infrastructure Total Return Fund Inc.

This document relates to your investment in the Macquarie Global Infrastructure Total Return Fund Inc.